Exhibit 99.1

The PNC Financial Services Group, Inc.

Previously reported business segment financial information changed to reflect the new reporting structure for Consumer Banking and Institutional Banking

Page
Results of Businesses - Summary and Reconcilation to Total Consolidated Results

Three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004	1

Nine months ended September 30, 2004, six months ended June 30, 2005 and 2004, and full year 2004 and 2003	2

Consumer Banking

Three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004	3

Nine months ended September 30, 2004, six months ended June 30, 2005 and 2004, and full year 2004 and 2003	4

Institutional Banking

Three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004	5

Nine months ended September 30, 2004, six months ended June 30, 2005 and 2004, and full year 2004 and 2003	6

THE PNC FINANCIAL SERVICES GROUP, INC.

Results of Businesses - Summary and Reconciliation to Total Consolidated Results (Unaudited)

Three months ended – dollars in millions

	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Earnings
Consumer Banking	$162	$149	$167	$158	$152
Institutional Banking	144	110	108	100	113
BlackRock	53	47	50	(10)	48
PFPC	24	23	20	17	17

Total business segment earnings	383	329	345	265	330
Minority interest in (income) loss of BlackRock	(16)	(14)	(15)	3	(14)
Other	(85)	39	(23)	(10)	(12)

Total consolidated earnings	$282	$354	$307	$258	$304

	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Revenue (a)
Consumer Banking	$708	$660	$688	$674	$663
Institutional Banking	323	312	333	299	322
BlackRock	271	250	188	171	184
PFPC	221	230	209	203	199

Total business segment revenue	1,523	1,452	1,418	1,347	1,368
Other	(57)	33	(5)	(11)	27

Total consolidated revenue	$1,466	$1,485	$1,413	$1,336	$1,395

(a)	Business segment revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC. BlackRock began reporting revenue on a taxable-equivalent basis in the third quarter of 2004. PFPC revenue for all periods and second quarter 2004 BlackRock revenue is presented on a book (GAAP) basis. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide more meaningful comparisons of yields and margins for all earning assets, we have increased the interest income earned on tax-exempt assets to make them fully equivalent to other taxable interest income investments. The following is a reconciliation of total consolidated revenue on a book (GAAP) basis to total consolidated revenue on a taxable-equivalent basis (in millions):

	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Total consolidated revenue, book (GAAP) basis	$1,459	$1,479	$1,407	$1,329	$1,391
Taxable-equivalent adjustment	7	6	6	7	4

Total consolidated revenue, taxable-equivalent basis	$1,466	$1,485	$1,413	$1,336	$1,395

THE PNC FINANCIAL SERVICES GROUP, INC.

Results of Businesses - Summary and Reconciliation to Total Consolidated Results (Unaudited)

Dollars in millions	Nine months ended Sept 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004	Full Year 2004	Full Year 2003
Earnings
Consumer Banking	$443	$311	$285	$610	$566
Institutional Banking	335	254	235	443	391
BlackRock	93	100	103	143	155
PFPC	50	47	33	70	64

Total business segment earnings	921	712	656	1,266	1,176
Minority interest in (income) loss of BlackRock	(27)	(30)	(30)	(42)	(47)
Other	(4)	(46)	6	(27)	(100)
Cumulative effect of accounting change					(28)

Total consolidated earnings	$890	$636	$632	$1,197	$1,001

	Nine months ended Sept 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004	Full Year 2004	Full Year 2003
Revenue (a)
Consumer Banking	$2,006	$1,368	$1,332	$2,694	$2,507
Institutional Banking	938	635	639	1,271	1,282
BlackRock	537	521	366	725	598
PFPC	605	451	402	814	762

Total business segment revenue	4,086	2,975	2,739	5,504	5,149
Other	53	(24)	64	48	114

Total consolidated revenue	$4,139	$2,951	$2,803	$5,552	$5,263

(a)	Business segment revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC. BlackRock began reporting revenue on a taxable-equivalent basis in the third quarter of 2004. PFPC revenue for all periods and six months ended 2004 and full year 2003 BlackRock revenue is presented on a book (GAAP) basis. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide more meaningful comparisons of yields and margins for all earning assets, we have increased the interest income earned on tax-exempt assets to make them fully equivalent to other taxable interest income investments. The following is a reconciliation of total consolidated revenue on a book (GAAP) basis to total consolidated revenue on a taxable-equivalent basis (in millions):

	Nine months ended Sept 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004	Full Year 2004	Full Year 2003
Total consolidated revenue, book (GAAP) basis	$4,125	$2,938	$2,796	$5,532	$5,253
Taxable-equivalent adjustment	14	13	7	20	10

Total consolidated revenue, taxable-equivalent basis	$4,139	$2,951	$2,803	$5,552	$5,263

THE PNC FINANCIAL SERVICES GROUP, INC.

Consumer Banking (Unaudited)

Three months ended Taxable-equivalent basis * Dollars in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
INCOME STATEMENT
Net interest income	$395	$369	$373	$371	$367
Noninterest income
Asset management	83	81	79	77	79
Service charges on deposits	65	57	62	63	61
Brokerage fees	56	53	52	51	55
Other	109	100	122	112	101

Total noninterest income	313	291	315	303	296

Total revenue	708	660	688	674	663
Provision for credit losses	15	14	13	14	4
Noninterest expense
Compensation and employee benefits	211	201	209	200	199
Net occupancy and equipment	79	76	74	75	77
Other	144	132	129	135	143

Total noninterest expense	434	409	412	410	419

Pretax earnings	259	237	263	250	240
Income taxes	97	88	96	92	88

Earnings	$162	$149	$167	$158	$152

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$13,267	$12,803	$12,562	$12,163	$11,545
Indirect	917	892	881	879	836
Other consumer	1,171	1,141	1,194	1,202	1,197

Total consumer	15,355	14,836	14,637	14,244	13,578
Commercial	5,033	4,821	4,631	4,552	4,388
Floor plan	1,050	1,013	961	929	1,037
Residential mortgage	1,326	776	817	856	914
Other	269	280	284	289	298

Total loans	23,033	21,726	21,330	20,870	20,215
Goodwill	1,248	1,144	1,153	1,158	1,159
Loans held for sale	1,455	1,345	1,221	1,238	1,156
Other assets	1,710	1,634	1,710	1,688	1,838

Total assets	$27,446	$25,849	$25,414	$24,954	$24,368

Deposits
Noninterest-bearing demand	$7,529	$7,200	$7,373	$7,161	$6,904
Interest-bearing demand	7,929	7,710	7,758	7,599	7,601
Money market	13,175	12,902	12,795	13,010	13,486

Total transaction deposits	28,633	27,812	27,926	27,770	27,991
Savings	2,712	2,766	2,762	2,686	2,573
Certificates of deposit	11,107	10,171	9,634	8,991	8,548

Total deposits	42,452	40,749	40,322	39,447	39,112
Other liabilities	396	408	463	461	495
Capital	2,774	2,748	2,717	2,680	2,665

Total funds	$45,622	$43,905	$43,502	$42,588	$42,272

PERFORMANCE RATIOS
Return on capital	23%	22%	24%	23%	23%
Noninterest income to total revenue	44	44	46	45	45
Efficiency	61	62	60	61	63

*	See note (a) on Page 1.

THE PNC FINANCIAL SERVICES GROUP, INC.

Consumer Banking (Unaudited)

Taxable-equivalent basis * Dollars in millions	Nine months ended Sept 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004	Full Year 2004	Full Year 2003
INCOME STATEMENT
Net interest income	$1,098	$764	$727	$1,471	$1,330
Noninterest income
Asset management	238	164	161	317	313
Service charges on deposits	181	122	118	243	229
Brokerage fees	164	109	113	215	198
Other	325	209	213	448	437

Total noninterest income	908	604	605	1,223	1,177

Total revenue	2,006	1,368	1,332	2,694	2,507
Provision for credit losses	48	29	34	61	43
Noninterest expense
Compensation and employee benefits	608	412	408	819	775
Net occupancy and equipment	231	155	156	306	288
Other	420	276	285	546	511

Total noninterest expense	1,259	843	849	1,671	1,574

Pretax earnings	699	496	449	962	890
Income taxes	256	185	164	352	324

Earnings	$443	$311	$285	$610	$566

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$11,311	$13,037	$10,880	$11,625	$8,934
Indirect	830	904	805	843	477
Other consumer	1,243	1,156	1,263	1,231	1,178

Total consumer	13,384	15,097	12,948	13,699	10,589
Commercial	4,413	4,927	4,367	4,468	3,687
Floor plan	974	1,031	996	970	844
Residential mortgage	913	1,053	941	888	710
Other	292	275	272	291	279

Total loans	19,976	22,383	19,524	20,316	16,109
Goodwill	1,155	1,197	1,154	1,155	582
Loans held for sale	1,170	1,400	1,135	1,183	1,164
Other assets	1,887	1,672	2,078	1,842	1,608

Total assets	$24,188	$26,652	$23,891	$24,496	$19,463

Deposits
Noninterest-bearing demand	$6,928	$7,366	$6,799	$7,040	$6,076
Interest-bearing demand	7,595	7,820	7,594	7,636	6,917
Money market	13,260	13,039	13,386	13,143	13,181

Total transaction deposits	27,783	28,225	27,779	27,819	26,174
Savings	2,598	2,738	2,552	2,640	2,044
Certificates of deposit	8,742	10,642	8,616	8,966	8,704

Total deposits	39,123	41,605	38,947	39,425	36,922
Other liabilities	542	402	582	521	427
Capital	2,677	2,761	2,676	2,687	2,544

Total funds	$42,342	$44,768	$42,205	$42,633	$39,893

PERFORMANCE RATIOS
Return on capital	22%	23%	21%	23%	22%
Noninterest income to total revenue	45	44	45	45	47
Efficiency	63	62	64	62	63

*	See note (a) on Page 2.

THE PNC FINANCIAL SERVICES GROUP, INC.

Institutional Banking (Unaudited)

Three months ended Taxable-equivalent basis * Dollars in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
INCOME STATEMENT
Net interest income	$182	$176	$183	$180	$171
Noninterest income
Net commercial mortgage banking
Net gains on loan sales	18	9	20	6	14
Servicing and other fees, net of amortization	15	14	12	12	12
Net gains on institutional loans held for sale	2	2	2	5	17
Other	106	111	116	96	108

Noninterest income	141	136	150	119	151

Total revenue	323	312	333	299	322
Provision for credit losses	(48)	(4)	9	1	8
Noninterest expense	168	167	181	166	162

Pretax earnings	203	149	143	132	152
Noncontrolling interests in income of consolidated entities	(11)	(11)	(11)	(12)	(10)
Income taxes	70	50	46	44	49

Earnings	$144	$110	$108	$100	$113

AVERAGE BALANCE SHEET
Loans
Corporate banking	$10,940	$10,417	$10,139	$9,776	$9,669
Commercial real estate	2,139	1,807	1,824	1,902	1,934
Commercial - real estate related	2,090	1,782	1,743	1,704	1,465
PNC Business Credit	4,303	4,050	3,976	3,838	3,788

Total loans	19,472	18,056	17,682	17,220	16,856
Loans held for sale	694	598	555	349	493
Other assets	6,014	5,430	4,514	4,010	4,640

Total assets	$26,180	$24,084	$22,751	$21,579	$21,989

Deposits	$9,165	$8,683	$8,536	$7,882	$6,981
Commercial paper	2,168	2,127	1,954	1,679	1,815
Other liabilities	4,005	3,777	3,395	2,944	3,583
Capital	1,671	1,692	1,590	1,586	1,659

Total funds	$17,009	$16,279	$15,475	$14,091	$14,038

PERFORMANCE RATIOS
Return on capital	35%	26%	27%	25%	27%
Noninterest income to total revenue	44	44	45	40	47
Efficiency	52	54	54	56	50

*	See note (a) on Page 1.

THE PNC FINANCIAL SERVICES GROUP, INC.

Institutional Banking (Unaudited)

Taxable-equivalent basis * Dollars in millions	Nine months ended Sept 30, 2004	Six months ended June 30, 2005	Six months ended June 30, 2004	Full Year 2004	Full Year 2003
INCOME STATEMENT
Net interest income	$515	$358	$335	$698	$680
Noninterest income
Net commercial mortgage banking
Net gains on loan sales	30	27	24	50	52
Servicing and other fees, net of amortization	35	29	23	47	39
Net gains on institutional loans held for sale	50	4	45	52	69
Other	308	217	212	424	442

Noninterest income	423	277	304	573	602

Total revenue	938	635	639	1,271	1,282
Provision for credit losses	(4)	(52)	(5)	5	121
Noninterest expense	490	335	324	671	634

Pretax earnings	452	352	320	595	527
Noncontrolling interests in income of consolidated entities	(32)	(22)	(20)	(43)	(21)
Income taxes	149	120	105	195	157

Earnings	$335	$254	$235	$443	$391

AVERAGE BALANCE SHEET
Loans
Corporate banking	$9,773	$10,680	$9,771	$9,865	$9,410
Commercial real estate	1,838	1,974	1,806	1,834	1,872
Commercial - real estate related	1,594	1,937	1,537	1,631	1,404
PNC Business Credit	3,745	4,177	3,698	3,803	3,551

Total loans	16,950	18,768	16,812	17,133	16,237
Loans held for sale	442	646	489	470	572
Other assets	4,452	5,724	4,678	4,470	4,214

Total assets	$21,844	$25,138	$21,979	$22,073	$21,023

Deposits	$7,188	$8,925	$6,837	$7,527	$6,354
Commercial paper	1,868	2,148	1,963	1,889	1,232
Other liabilities	3,444	3,892	3,698	3,433	3,250
Capital	1,700	1,681	1,757	1,672	1,994

Total funds	$14,200	$16,646	$14,255	$14,521	$12,830

PERFORMANCE RATIOS
Return on capital	26%	30%	27%	26%	20%
Noninterest income to total revenue	45	44	48	45	47
Efficiency	52	53	51	53	49

*	See note (a) on Page 2.